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                                                                    Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan S. Lowe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Read-Rite Corporation on Form 10-Q for the fiscal quarter ended December 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Read-Rite Corporation.


                                      By:    /s/ Alan S. Lowe
                                             ----------------------------------
                                      Name:  Alan S. Lowe
                                      Title: President & Chief Executive Officer
                                      Date:  February 12, 2003


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew C. Holcomb, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Read-Rite Corporation on Form 10-Q for the fiscal quarter ended December 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Read-Rite Corporation.


                                      By:    /s/ Andrew C. Holcomb
                                             ----------------------------------
                                      Name:  Andrew C. Holcomb
                                      Title: Senior Vice President & Chief
                                             Financial Officer
                                      Date:  February 12, 2003